THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Level Advantage 2 Income® B-Share index-linked annuity

Supplement dated December XX, 2026 to the
Summary Prospectus for New Investors dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your index-linked annuity contract. You should read this Supplement together with the prospectus (the “Prospectus”), as supplemented. Except as described in this Supplement, all other terms and provisions of the Prospectus remain unchanged.

OVERVIEW

Effective immediately, references in the Prospectus, summary prospectus, Statement of Additional Information, and related material to Lincoln Level Advantage 2 IncomeSM are changed to Lincoln Level Advantage 2 Income®. This change relates solely to the trademark designation of the product name.

The following Indexed Accounts will be available for Contracts purchased on and after December 14, 2026, subject to state availability:

●
Capital Group Dividend Value ETF, 3-Year, 10% Protection Level, Performance Cap
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Capital Group Dividend Value ETF, 6-Year, 15% Protection Level, Performance Cap

The following Indexed Accounts will not be available for Contracts purchased on and after December 14, 2026. If you are currently invested in one of these accounts, you may remain invested until the end of your current Indexed Term.

●
S&P 500® Price Return Index, 6-Year, 10% Dual Plus, Performance Cap
●
S&P 500® Price Return Index, 6-Year, Annual Lock, 10% Protection Level, Performance Cap
●
Russell 2000® Price Return Index, 6-Year, Annual Lock, 10% Protection Level, Performance Cap

The i4LIFE® Advantage rider is an optional Annuity Payout rider that will be available for purchase for new Contractowners on and after December 14, 2026, subject to state availability.  The rider provides:

●
Periodic Income Payments for life subject to certain conditions of the rider;
●
The ability to make withdrawals or fully surrender the Contract during the Access Period;
●
A Death Benefit during the Access Period; and
●
Periodic Income Payments that may increase or decrease based on contract performance.
i4LIFE® Advantage may only be elected at the time the Contract is issued. It provides Periodic Income Payments for life subject to certain conditions and payments are made during two time periods: an Access Period and a Lifetime Income Period.  i4LIFE® Advantage is available for Contracts with a Contract Value of at least $50,000. Secure Lock+® is not available while this rider is in effect.
 DESCRIPTION OF CHANGES
The following discussion describes changes that are incorporated into the specified sections of the summary prospectus.
SPECIAL TERMS
The following terms are added to the Special Terms section:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Periodic Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the Contract, and have a Death Benefit.

Account Value—Under i4LIFE® Advantage, the Account Value on a Valuation Date equals the total value in the Indexed Segments, and holding account, if any.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Periodic Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Periodic Income Payments—The amounts paid under i4LIFE® Advantage.
Rider Year—Under i4LIFE® Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Secondary Life—Under i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Existing Special Terms within this section, as noted below, are deleted and replaced with the following:
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select (other than i4LIFE® Advantage) or upon beginning irrevocable withdrawals through an Automatic Withdrawal Service (state variations apply).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or the i4LIFE® Advantage effective date, if applicable). Payments will be index-linked under i4LIFE® Advantage during the Access Period and during the Lifetime Income Period payments may be index-linked or fixed.

OVERVIEW OF THE CONTRACT – Primary Features and Options of the Contract
The following paragraph has been added to this section.
i4LIFE® Advantage.  The Contract offers the i4LIFE® Advantage rider for an additional fee which provides Periodic Income Payments for life.  The availability of the rider is subject to state availability.
The Additional Service overview within this section is deleted and replaced with the following:
Additional Service.  The Automatic Withdrawal Service (AWS) allows you to automatically take periodic withdrawals from your Contract and is available under the Contract for no additional charge.  AWS is not available when i4LIFE® Advantage is in effect.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT YOUR CONTRACT
The “Are There Ongoing Fees and Expenses?”  section is revised to reflect the optional benefit minimum annual fee update:
	Annual Fee	Minimum	Maximum	Location in the Prospectus
Are There Ongoing Fees and Expenses?	Optional benefits available for an additional charge	0.40%[1]	2.75%[1]	● Fee Tables ● Charges and Adjustments ● Rate Sheet (prospectus supplement)
1Annual fee as a percentage of Account Value on each Contract Anniversary.

2

The “Are There any Restrictions on Contract Benefits?” row is revised to add the following restrictions for i4LIFE® Advantage:

	RESTRICTIONS	Location in the Prospectus
Are There any Restrictions on Contract Benefits?
Yes:
●
i4LIFE® Advantage:
o
A minimum level of Contract Value is required to elect.
o
Must be elected at the time of Contract issue.
o
Only 1-Year Indexed Accounts are available in the Lifetime Income Period.

● The Contracts ● Benefits Available Under the Contract ● Appendix C – Broker-Dealer Material Variations ● i4LIFE® Advantage

BENEFITS AVAILABLE UNDER THE CONTRACT
The Automatic Withdrawal Service entry in the Benefits Available Under The Contract – Standard Benefits section is amended by adding the following bullet point:

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None	● Not available when i4LIFE® Advantage is in effect.

3

The following entry for i4LIFE® Advantage is added to the Benefits Available Under The Contract – Optional Benefits – Available for Election table.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
i4LIFE® Advantage
Provides:
●
Variable Periodic Income Payments for life and/or fixed level payments during the Lifetime Income Period.
●
The ability to make additional withdrawals and surrender the Contract during the Access Period.
0.40% in addition to your base contract expense, if any.
●
Available only at contract issue.
●
Withdrawals could significantly reduce or terminate the benefit.
●
Restrictions apply to the length of the Access Period.
●
Secure Lock+® is not available while this rider is in effect.

ADDITIONAL INFORMATION ABOUT FEES – Fee Tables.

The following is added to the Annual Contract Expenses table under Optional Benefit Expenses:

i4LIFE® Advantage:[5]
Guaranteed Maximum Annual Charge…………………………………	0.40%

5 The i4LIFE® Advantage charge will be deducted from your Account Value on each rider anniversary. See Charges and Adjustments – i4LIFE® Advantage Charge for more information. During the Lifetime Income Period, the Charge will reduce the Periodic Income Payment for each Indexed Segment.

4

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following updates will be made to the list of available Indexed Accounts. Please refer to Appendix A of the Prospectus for complete information about each Indexed Account.
Indexed Account Additions:

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Minimum Declared Crediting Method Rate	Guaranteed Minimum Reset Rate Under Secure Lock+®
Capital Group Dividend Value ETF* This Indexed Account will be available for all Contracts purchased on and after December 14, 2026, subject to state availability.	Exchange Traded Fund	3-Year	Point-to-Point	10% Protection Level	5.0% Performance Cap	0.10% Performance Cap
Capital Group Dividend Value ETF* This Indexed Account will be available for all Contracts purchased on and after December 14, 2026, subject to state availability.	Exchange Traded Fund	6-Year	Point-to-Point	15% Protection Level	10.0% Performance Cap	0.10% Performance Cap
*The ETF’s investment advisor deducts applicable fees and expenses when calculating performance. As a result, the ETF’s performance will be lower than the performance of a direct investment in the underlying securities held by the ETF. The Indexed Account linked to the ETF does not participate in any dividend or capital gains distributions made by the ETF.

5

Indexed Account Closures:

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Minimum Declared Crediting Method Rate	Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index This Indexed Account will no longer be available for new allocations on and after December 14, 2026.	Market Index	6-Year	Point-to-Point	10% Dual Plus	10.0% Performance Cap	N/A
S&P 500® Price Return Index This Indexed Account will no longer be available for new allocations on and after December 14, 2026.	Market Index	6-Year	Annual Lock	10% Protection Level	1.0% Performance Cap	N/A
Russell 2000® Price Return Index This Indexed Account will no longer be available for new allocations on and after December 14, 2026.	Market Index	6-Year	Annual Lock	10% Protection Level	1.0% Performance Cap	N/A

You can obtain additional information by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.

6

Lincoln Level Advantage 2 IncomeSM B-Share
Individual Index-Linked Annuity Contracts
Summary Prospectus for New Investors
May 1, 2026
This summary prospectus summarizes key features of the Lincoln Level Advantage 2 IncomeSM B-Share Individual Index-Linked Annuity Contracts issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
Before you invest, you should also review the prospectus for the Lincoln Level Advantage 2 IncomeSM B-Share Individual Index-Linked Annuity Contracts which contains more information about the Contract’s features, benefits, and risks. You can find this prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain this information at no cost by calling 1-877-737-6872 or by sending an email request to CustServSupportTeam@lfg.com.
This Contract is a complex investment and involves risks, including potential loss of principal.
The availability of Indexed Accounts, Contract benefits, or other Contract features described in this summary prospectus may vary depending on the broker-dealer through which the Contract is sold. See Appendix C – Financial Intermediary Variations in the prospectus for additional information.
YOU MAY CANCEL YOUR CONTRACT WITHIN THE FREE LOOK PERIOD WITHOUT PAYING FEES OR PENALTIES.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties although any Contract Adjustments will be applied. In some states, if you are replacing an existing Contract, this free look or cancellation period may be longer. Upon cancellation, and depending on state requirements you will receive: 1) the greater of a full refund of the amount you paid with your application or your total Contract Value; or 2) a full refund of the amount you paid with your application, less any withdrawals. You should review the prospectus, or consult with your registered representative for additional information about the specific cancellation terms that apply.
You may invest in one or more of the available Indexed Accounts. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. The amount of gain credited for each Indexed Segment at the end of an Indexed Term may be limited by the Performance Cap, Participation Rate, Performance Trigger Rate or Dual Performance Trigger Rate we declare. We guarantee a minimum declared crediting rate for each Indexed Account.
The amount of loss from negative Index performance for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level or the Dual Rate for that Segment. Your Contract Value may not be impacted by any loss up to the applicable Protection Level or Dual Rate that you choose if you do not make withdrawals during the Indexed Term. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or a 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or a 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection Level. This potential of loss exists for each Indexed Term, and over the life of the Contract which could be much greater. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, in which case you could lose the entire amount of your investment.
This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in negative Contract Adjustments, taxes and tax penalties. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value.
Our obligations under the Contract, including amounts to be paid to you from the Indexed Accounts, are subject to our financial strength and claims paying ability.
The Securities and Exchange Commission has not approved or disapproved the Contract or determined if this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including registered index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Special Terms
In this initial summary prospectus, the following terms have the indicated meanings:
Annual Locks—An Indexed Account with Annual Locks is a multi-year account in which the performance is calculated on each Indexed Anniversary Date, but the performance is not credited to or deducted from the Indexed Segment until the End Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under the Lincoln ProtectedPay® Select rider and Estate LockSM Death Benefit, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contract Adjustment—A positive or negative adjustment to the Contract based on the Interim Value of an Indexed Segment.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Participation Rate, Performance Trigger Rate, Dual Performance Trigger Rate, and Dual Plus.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
Deferral Bonus—Under the Lincoln ProtectedPay® Select rider, the amount added to the Protected Annual Income rate for each complete Benefit Year during the Growth Phase that you are eligible for the bonus.
Dual Performance Trigger Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
Dual Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment of a Dual Plus Indexed Account at the end of the Indexed Term.
Dual Plus—A Crediting Method that uses, in part, a Performance Cap and Dual Rate to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
End Date—The last day of the Indexed Term.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, in excess of specified limits under the Living Benefit Rider or enhanced Death Benefit rider, may eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Growth Phase—Under the Lincoln ProtectedPay® Select rider, the period between the rider effective date and the beginning of the Income Phase.
Income Phase—Under the Lincoln ProtectedPay® Select rider, the period during which Protected Annual Income withdrawals are taken.
Index—The market index or exchange traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particular day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an Index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base or Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term or Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interim Value—Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation, annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term. The Interim Value is also used when Secure Lock+® is chosen.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.

Living Benefit Rider (rider)—Also known as the Lincoln ProtectedPay® Select rider that provides a minimum income guarantee while you are alive. Excess Withdrawals may have adverse effects on the benefit of a Living Benefit Rider.
Monthly Anniversary—The same calendar day as the Contract Date for each succeeding month following the Contract Date.
Participation Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Rate—A rate of return for an Indexed Segment based on the performance of an Index over a specified period of time, adjusted for the applicable Protection Method and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate— The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the Index performance is zero or positive.
Protected Annual Income—The guaranteed periodic withdrawal amount available from the Contract each Benefit Year during the Income Phase under the Lincoln ProtectedPay® Select rider.
Protection Level—The portion of loss that the Company will absorb from any negative Index performance. If the Index performance is negative by more than the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner. The Protection Level is not available on Dual Plus accounts.
Protection Method—The method used in protecting from negative Index performance at the end of an Indexed Term, including Protection Levels and Dual Rates.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current fee rates for enhanced Death Benefits and Living Benefit Riders, along with the Protected Annual Income rates and Deferral Bonus rates for Living Benefit Riders.
Reset Rate—The new Performance Cap, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate if you choose to lock the Interim Value of an Indexed Segment before the end of the Indexed Term under Secure Lock+®.
Secure Lock+®—A feature that allows the Interim Value to be locked in on any given Valuation Date, other than an Indexed Anniversary, for an Indexed Segment. Under the Lincoln ProtectedPay® Select rider this feature is only available during the Growth Phase.
Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Overview of the Contract
Purpose of the Contract
The Lincoln Level Advantage 2 IncomeSM B-Share Index-Linked Annuity contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life, subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select, a Living Benefit Rider that provides guaranteed income payments based on a percentage of a Contract Value, and a Death Benefit payable to your designated Beneficiaries upon the death of a Contractowner or Annuitant.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals. See Surrenders and Withdrawals.
Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Commencement Date; and (2) a payout (income) phase, after the Annuity Commencement Date.
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your Purchase Payment and earnings in the Indexed Accounts available under the Contract, each of which has its own Index, Indexed Term, Crediting Method, and Protection Method. The available Indexed Accounts are listed in Appendix A – Investment Options Available Under The Contract.
Different Crediting Methods and Protection Methods are available for your Indexed Accounts. We will credit positive, negative, or zero interest at the end of an Indexed Term to amounts allocated to an Indexed Account based, in part, on the performance of the Index. Interest is credited for any gain or deducted for any loss only on the End Date of an Indexed Segment. You could lose a significant portion of your investment if the Index declines in value.
The Protection Method you select determines the type of protection you will have for each Indexed Segment. For Indexed Accounts with Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you do not make any withdrawals until the End Date of the Indexed Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, the Indexed Segment will be impacted for the remaining portion of the loss. For example, if the Index return is -15% and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%.
For Indexed Accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Dual Rates of 10% or 15%.
We will always make at least one Indexed Account available under this Contract, but we do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The Crediting Method you select determines the Performance Rate for an Indexed Segment. Any applicable Crediting Method may limit the positive Index return used in calculating interest on the End Date of an Indexed Segment. Each Indexed Account will have either:
i)
a specified Performance Cap, which is the highest Performance Rate that we will credit. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
ii)
a Participation Rate, which is a specified percentage of positive Index performance. For example, if the Index return is 20%, and the Participation Rate is 90%, we will credit 18% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 18%;
iii)
a Performance Trigger Rate that provides a specified rate of return if the Index performance is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
iv)
a Dual Performance Trigger Rate, which will either provide a specific rate of return if the Index performance is positive, zero or negative within the Protection Level or be added to the Index performance and the Protection Level if the Index performance is negative and beyond the Protection Level. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; if the Index return is 2% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date on the Indexed Segment, meaning your Segment Ending Value will increase by 8%; or
v)
a Dual Rate, which will either provide a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative. An Index Account with a Dual Rate will also have a Performance Cap, which is the highest Performance Rate that we will credit if the Index performance exceeds the Dual Rate. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%; if the Index return is 4% and the Performance Cap is 50% and the Dual Rate is 15%, we will credit 15% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 15%.
In addition, the Reset Rate may limit a positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock, and these Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock in the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
We guarantee a minimum declared crediting rate for each Indexed Account. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called Annuity Payouts), at which time the accumulation phase of the Contract ends. These payments may continue for a set period of years, for as long as you live, or for the longer of the two.
If you annuitize, your investments will be converted to income payments and you will no longer be able to choose to make withdrawals from your Contract. All benefits during the accumulation phase (including guaranteed minimum Death Benefits and Living Benefit Riders) terminate upon annuitization.
The Lincoln ProtectedPay® Select rider offered under the Contract provides, however, a minimum income guarantee, and allows you to make withdrawals and be eligible for a Death Benefit. Withdrawals that exceed the Protected Annual Income amount are Excess Withdrawals that will reduce and could eliminate the income payments and other guaranteed Death Benefits.
Primary Features and Options of the Contract
Accessing your money. During the accumulation phase, you can surrender the Contract or withdraw part of the Contract Value. If you surrender or take an early withdrawal, you may have to pay a surrender charge, taxes and a tax penalty if you are younger than 59½. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term. Additionally, if you surrender the Contract or withdraw from an Indexed Segment prior to its End Date, you will be subject to a Contract Adjustment based on the Interim Value.
Secure Lock+®. On any Valuation Date, excluding an Indexed Anniversary, between a Term’s Start Date and Term’s End Date, you may request to lock the Interim Value (“Secure Lock+®”) of an Indexed Segment.
You could lose a significant amount of money due to the Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. The Interim Value calculated at the end of the Valuation Date will be locked in and once selected, a Secure Lock+® is irrevocable. If you request a lock-in of the Indexed Segment when the Interim Value is below your Indexed Crediting Base, Protection Methods do not apply and you assume all loss. Secure Lock+® is not available with all Crediting Methods and Protection Methods, during the Income Phase of the Lincoln ProtectedPay® Select rider, or upon the selection of an Annuity Payout option. Withdrawals prior to the Segment End Date may have a significant impact on your Contract Value. See the Contract Adjustments discussion below.
Tax treatment. Earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you take a withdrawal or surrender; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.
Lincoln ProtectedPay® Select rider. The Contract includes the Lincoln ProtectedPay® Select rider, an income rider that provides guaranteed withdrawals based on a percentage of Contract Value. The availability of the rider is subject to state availability.

There is no guarantee that the Lincoln ProtectedPay® Select rider will be available in the future, as we reserve the right to discontinue it at any time. Excess Withdrawals under this rider may result in a reduction or premature termination of the benefits of the rider.
Death Benefit. Your Contract includes a Death Benefit that will be paid upon the death of either the Contractowner(s) or the Annuitant.
Optional Death Benefits that pay different amounts and have different fees may be available. There is no guarantee that any optional Death Benefit will be available in the future, as we reserve the right to discontinue them at any time. The availability of an optional Death Benefit is subject to state availability.
Additional Service. The Automatic Withdrawal Service allows you to automatically take periodic withdrawals from your Contract, and is available under the Contract for no additional charge.
Contract Adjustments
If you make any withdrawals, including Protected Annual Income withdrawals, surrender, or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be subject to a Contract Adjustment based on Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. The Interim Value will generally be negatively affected by increases in the expected volatility of Index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value generally would be lower the earlier a withdrawal or surrender is made in a Term.

Important Information You Should Consider About the Lincoln Level Advantage 2 IncomeSM B-Share Index-Linked Annuity Contract
	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
A surrender charge may apply to a surrender or withdrawal of a Purchase Payment prior to the 6th anniversary since the Purchase Payment was invested, up to 7% of the amount withdrawn, declining to 0% over that time period. For example, if you make a withdrawal of $100,000 during the first year after your Purchase Payment, you could be assessed a charge of up to $7,000 on the Purchase Payment withdrawn. A surrender charge will not apply if your surrender or withdrawal is made after the 6th anniversary since a Purchase Payment was invested. This loss will be greater if there is a negative
Contract Adjustment based on Interim Values, taxes or tax penalties.
If you remove Contract Value prior to the End Date of an Indexed Term, we will apply a
Contract Adjustment based on Interim Value, which could be negative, and you could lose up to 100% of your investment due to the Contract Adjustment. For example, if you allocate $100,000 to an Indexed Account and later withdraw the entire amount before the Indexed Term has ended, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also have to pay a surrender charge, taxes, and tax penalties. Contract Adjustments are applied to withdrawals, surrenders, reallocations, annuitizations and Death Benefit payments prior to the End
Date of an Indexed Term and when Secure Lock+® is exercised.
●Fee Tables ●Charges and Adjustments – Surrender Charge ●Charges and Adjustments – Contract Adjustments
Are There Transaction Charges?	No: The Contract does not impose any transaction charges other than surrender charges.			●Fee Tables ●Charges and Adjustments
Are There Ongoing Fees and Expenses?
Yes:
There is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by the Company through the use of a
Performance Cap, Participation Rate, Performance Trigger Rate, Dual Performance
Trigger Rate, or Reset Rate. This means that your returns may be lower than the
Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. These implicit ongoing fees are not reflected in the tables below.
The tables below describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees and expenses you will pay each year based on the options you have elected.
●Fee Tables ●Charges and Adjustments – Surrender Charge ●Rate Sheet (prospectus supplement)
	Annual Fee	Minimum	Maximum
	Base Contract	N/A	N/A
	Investment options (fund fees and expenses)	N/A	N/A
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	1.00%[1]	2.75%[1]
1 As a percentage of Contract Value on each Contract Anniversary Date.

Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add negative Contract Adjustments and surrender charges that substantially increase costs.

	FEES, EXPENSES, AND ADJUSTMENTS		Location in Prospectus
	Lowest Annual Cost: $1,360	Highest Annual Cost: $3,510
	Assumes:	Assumes:
	●Investment of $100,000 ●5% annual appreciation ●Least expensive combination of optional benefits ●No surrender charges ●No additional Purchase Payments, transfers, or withdrawals	●Investment of $100,000 ●5% annual appreciation ●Most expensive combination of optional benefits ●No surrender charges ●No additional Purchase Payments, transfers, or withdrawals
	RISKS		Location in Prospectus
Is There a Risk of Loss From Poor Performance?
Yes:
●You can lose money by investing in the Contract. Your investment in the Indexed
Accounts is subject to all losses in excess of the Protection Method you choose including any loss experienced from a negative Index performance. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an
Indexed Account with a 15% Protection Level or 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.
●An Interim Value is calculated if an early withdrawal is taken prior to the end of an
Indexed Term. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the
Indexed Term.
●Principal Risks of Investing in the Contract

	RISKS	Location in Prospectus
Is This a Short- Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●Indexed interest will only be credited to an Indexed Account at the end of an Indexed
Term. No interest will be credited to funds withdrawn, reallocated, or surrendered before the end of an Indexed Term.
●Withdrawals or reallocations taken prior to the end of an Indexed Term may result in a negative Contract Adjustment based on the Interim Value and loss of positive Index performance. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the
Indexed Term.
●A surrender or withdrawal may result in surrender charges. Any surrender charge will reduce the Contract Value or the amount of money that you actually receive.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●At the end of an Indexed Term, you may reallocate the Indexed Segment Ending
Value to any available Indexed Account as long as the reallocation request is received on or before the Indexed Anniversary Date. If we do not hear from you by the end of the Indexed Term, we will reallocate your Segment Ending Value into a new Indexed
Segment with the same Crediting Method, Indexed Term, Index and Protection
Method if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum rates. If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500® Price
Return Index with Performance Cap and 100% Protection Level and will not be eligible for reallocation into another Indexed Account until the next Indexed
Anniversary Date.
●Principal Risks of Investing in the Contract ●Surrenders and Withdrawals ●Fee Tables ●Charges and Adjustments

	RISKS	Location in Prospectus
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the Indexed Accounts you choose. Performance can vary depending on the performance of the Indexes linked to the Indexed Accounts.
●Each Indexed Account has its own unique risks and you should review the available
Indexed Accounts before making an investment decision.
●The Crediting Method you select may limit positive (upside) Index returns. This may result in you earning less than the Index return. For example:
●If the Indexed Account has a Performance Cap, and the Index return is 12% and the Performance Cap is 10%, we will credit 10% in interest at the end of the
Indexed Term.
●If the Indexed Account has a Participation Rate, and the Index return is 12%, and the Participation Rate is 90%, we will credit 10.8% in interest at the end of the
Indexed Term.
●If the Indexed Account has a Performance Trigger Rate, and the Index return is
12% and the Performance Trigger Rate is 10%, we will credit 10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Performance Trigger Rate, and the Index return is 12% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Rate and Performance Cap, and the Index return is 60% and the Performance Cap is 50%, we will credit 50% in interest at the end of the Indexed Term.
●A Reset Rate may limit positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. For example, if the Index return is
12%, and the Reset Rate is a 2% Performance Cap, we will credit 2% in interest at the end of the Indexed Term.
●While an Indexed Account with Dual Performance Rate or Dual Rate may provide for a positive Performance Rate even in the event of negative Index performance, there is no guarantee of investment gain. Negative Index performance may result in significant loss.
●The Protection Level will limit negative (downside) Index returns. For example, if the
Index return is -25% and the Protection Level is 10%, we will deduct 15% (the amount that exceeds the Protection Level) at the end of the Indexed Term.
●The Dual Rate will limit negative (downside) Index returns. For example, if the Index return is -25% and the Dual Rate is 15%, we will deduct 10% at the end of the
Indexed Term.
●Each Index is a “price return Index”, not a “total return Index”, and does not, therefore, reflect dividends paid on the underlying securities. This will cause the
Index to underperform a direct investment in the securities composing the Index.
●The providers of ETFs that serve as Indexes for certain Indexed Accounts deduct fees and costs when calculating performance.
●These factors may result in you earning less than the Index return.
●Principal Risks of Investing in the Contract ●Appendix A – Investment Options Available Under The Contract
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-877-737-6872 or visiting
www.LincolnFinancial.com.
●Each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index.
●Principal Risks of Investing in the Contract

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●You cannot reallocate from an Indexed Account to another Indexed Account except on an Indexed Anniversary. If you reallocate from an Indexed Account on an Indexed
Anniversary Date that is not the End Date of the Indexed Term, any such reallocation will be based on the Interim Value of the Indexed Account (or the value locked-in through previous exercise of Secure Lock+®).
●All Indexed Segments must begin on the Indexed Anniversary Date. All future
Indexed Terms must begin on the same Indexed Anniversary Date. This means that after the initial Indexed Segment is created you can only make reallocations of
Contract Value to the Indexed Accounts one time a year. If you have more than one
3-Year or 6-Year Term Indexed Segment in effect at any time, Indexed Terms of the same Indexed Term length must have the same Start Date.
●We determine and provide the available Indexed Accounts and applicable rates for the
Crediting Methods of each Indexed Segment at least 5 business days in advance of the Indexed Anniversary Date. We may not offer new Indexed Segments for the
Indexed Accounts or we may change the features of an Indexed Account from one
Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees). Therefore, an Indexed Account may not be available for you to reallocate your Contract Value on an Indexed
Anniversary Date.
●We have the right to substitute an alternative Index prior to the End Date of an
Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed Segment, we will not change the Crediting
Method or Protection Method for the Indexed Term. We will attempt to choose a new
Index that has a similar investment objective and risk profile to the existing Index.
●The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold.
●Indexed Accounts ●Appendix A – Investment Options Available Under The Contract ●Appendix C – Broker-Dealer Material Variations
Are There any Restrictions on Contract Benefits?
Yes:
●Benefits availability may vary by state of issue or selling broker-dealer. All variations, if material, will be disclosed in the prospectus.
●Excess Withdrawals may reduce the value of a benefit by an amount greater than the value withdrawn or result in termination of the benefit.
●We may modify or stop offering an optional benefit that is currently available to new
Contractowners at any time.
●The Contracts ●Appendix C – Broker-Dealer Material Variations
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters

	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your registered representative may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns with the professional’s firm. (Your investment professional may be your broker-dealer, investment adviser, insurance agent, or someone else.)
●This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you currently own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit is available in the prospectus.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Account Value Death Benefit	Provides a Death Benefit equal to the Contract Value.	None
●Available only if the Contractowner/
Annuitant is age 76 or over at the time
the Contract is issued.
●Poor investment performance could
significantly reduce the benefit.
●Withdrawals could significantly reduce
the benefit.

Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None
●Withdrawals under AWS are subject to
applicable surrender charges.
●Withdrawals from Indexed Accounts will
be processed at a Segment’s Interim
Value as of the Valuation Date the
withdrawal is made unless the
withdrawal is processed on the End Date
of the Indexed Term.
●Withdrawals under AWS may be Excess
Withdrawals.
●We reserve the right to discontinue this
administrative service at any time.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee of Principal Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) the Purchase Payment, adjusted for withdrawals.	●1.00% Age at Issue 76 and over (as a percentage of Contract Value on each Contract Date Anniversary)
●Withdrawals could significantly reduce
the benefit.
●If the Contract Value is reduced to zero,
the benefit terminates.
●Included in the Contract for no additional
charge at the time the Contract is issued
for ages 45 - 75.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Estate LockSM Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) the Purchase Payment, as adjusted for Excess Withdrawals.	●1.60% (as a percentage of the Purchase Payment as adjusted for Excess Withdrawals)
●May only be elected at issue, and only in
conjunction with the Lincoln
ProtectedPay® Select rider.
●Available only if the Contractowner/
Annuitant is 45 to 75 years of age at the
time the Contract is issued.
●Joint life option is not available.
●Excess Withdrawals could significantly
reduce or terminate the benefit.
●If the Contract Value is reduced to zero
the benefit terminates.

Lincoln ProtectedPay® Select
Provides:
●Protected income payments based on
Contract Value when you choose to start
the Income Phase;
●Deferral Bonuses that increase the
Protected Annual Income rate each
complete Benefit Year during the Growth
Phase.
●2.75% (as a percentage of Contract Value on each Contract Date anniversary)
●Included in your Contract for an
additional charge at the time the Contract
is issued.
●Excess Withdrawals could significantly
reduce or terminate the benefit.
●Subject to a $600,000 maximum
protected income amounts across all
Living Benefit Riders.

Rate Sheets
The current Deferral Bonus Protected Annual Income rates available under Lincoln ProtectedPay® Select and Lincoln ProtectedPay® Select and Estate LockSM are declared in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and the date by which your application must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate indicated in a Rate Sheet, your application must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-877-737-6872.
Buying the Contract
If you wish to purchase a Contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract (and a statement confirming your investments) is then sent to you either directly or through your registered representative. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
Purchase Payments – Investing in the Contract
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value, Living Benefit, or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. Any funds received after 45 days from the date you signed your application (or submitted an electronic application) will be returned to you.
If we choose to extend that time period, the 45-day rate hold period will expire and the crediting rates currently in effect would apply. Any funds received after your Contract has been issued will be returned to you. You can find the crediting rates currently in effect at www.lfg.com/llarates or by calling us at 1-877-737-6872.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration:
●
the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same Contractowner, joint owner, or Annuitant: and/or
●
the total Purchase Payments for all contracts issued by the Company (or its affiliates) with a Living Benefit Rider for the same Contractowner, joint owner, and/or Annuitant.

At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Making Withdrawals: Accessing the Money in Your Contract
Before the Annuity Commencement Date – During the Accumulation (Savings) Phase
You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract (including the amount of the death benefit). You may withdraw all or a portion of the Contract Value (minus applicable charges and other adjustments, discussed below). However, withdrawing the entire cash value of your Contract will terminate your Contract.
Before the Annuity Commencement Date, you can completely surrender the Contract or withdraw part of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may also be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals must be made in accordance with the rules discussed in the prospectus. The amount available upon surrender or withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender or withdrawal is received in Good Order at the Home Office.
If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office at market close, we will process the request using the Interim Value computed on the next Valuation Date.
The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);
2.
from an Indexed Segment with a 100% Protection Level (if any);
3.
proportionately from Indexed Segments with a one-year term (if any);
4.
proportionately from Indexed Segments with a term greater than one year.
Withdrawals are taken from the Contractowner’s own money and may have a significant negative impact on the value of the optional living benefits and on certain Death Benefits offered under your Contract.
There may be surrender charges associated with surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
There are tax consequences for surrenders and withdrawals.
There are limitations associated with taking money out of the Contract, including the following:
Limitations on withdrawal amounts	●The minimum withdrawal amount is $300.
Surrender charges and taxes	●There may be surrender charges and tax implications when you take out money.
Negative impact on benefits and guarantees of your Contract	●A withdrawal may reduce the value of or even terminate certain benefits.
Internal Revenue Code or Retirement Plan	●Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

After the Annuity Commencement Date – During the Annuity (Income) Phase
After the Annuity Commencement Date, you will receive payments under the annuity payment option you select, but generally you may not take any other withdrawals or surrender your Contract. Surrender or withdrawal rights after the Annuity Commencement Date, if any, depend on the Annuity Payout option selected.

Additional Information About Fees
Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Indexed Account or from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Indexed Account. State premium taxes may also be deducted.
  TRANSACTION EXPENSES

Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn)[1]	7.00%
1
The surrender charge percentage is reduced over a 6-year period at the following rates: 7%, 7%, 6%, 5%, 4%, 3%. We may reduce or waive this charge in certain situations. See Charges and Adjustments – Surrender Charge.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Indexed Account or from the Contract before the expiration of an Indexed Term.
  ADJUSTMENTS

Contract Adjustment (Interim Value) Maximum Potential Loss (as a percentage of Contract Value at the start of an Indexed Term)	100%
1
If you make any withdrawals, surrender or terminate your Contract, reallocate Contract Value from an Index Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method or Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The maximum loss would occur if there is a total distribution for an Indexed Segment at a time when the Index
Value has declined to zero or close to zero.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
  ANNUAL CONTRACT EXPENSES

Base Contract Expenses	N/A

Optional Benefit Expenses
Guarantee of Principal Death Benefit (as a percentage of Contract Value on each Contract Date Anniversary)
Current Annual Charge[1]
Age at Issue 76 and over	1.00%
Estate LockSM Death Benefit:[2,3]
Guaranteed Maximum Annual Charge	1.60%
Lincoln ProtectedPay® Select:[2,4]
Guaranteed Maximum Annual Charge (single/joint life)	2.75%
1
This rider is included in the Contract for no additional charge for issue ages 45 – 75.
2
The current charge for new elections of this rider is disclosed in a Rate Sheet.
3
As an annualized percentage of the Purchase Payment, as adjusted for withdrawals, at the time of the charge. This charge is deducted from the Contract Value on an annual basis, with the first deduction occurring on the Valuation Date on or next following the rider effective date each Contract Year anniversary. The current death benefit charge will be less than or equal to the stated maximum annual charge rate and will be disclosed in a Rate Sheet prospectus supplement. See the Charges and Adjustments section for a discussion of how the charge is calculated.
4
This rider is included in your Contract for an additional charge at the time the Contract is issued. The charge is based on an annualized percentage of the Contract Value, prior to any withdrawals and after the Segment Ending Value is determined. This charge is deducted from the Contract Value on an annual basis. The current rider annual charge rate will be less than or equal to the stated maximum annual charge rate and will be disclosed in a Rate Sheet prospectus supplement. See the Charges and Adjustments section for a discussion of how the charge is calculated.
In addition to the fees described above, we limit the amount you can earn on Indexed Accounts. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

Appendix A — Investment Options Available Under The Contract
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to the current limits on Index gains. Information about current limits on Index gains is available at www.lfg.com/llarates.
Note: If amounts are removed from an Indexed Account before the end of its Indexed Term, we will apply a Contract Adjustment based on Interim Value. This may result in significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Indexed Segment until the end of the Indexed Term. See Indexed Accounts – Interim Value in the prospectus for additional details.
The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold. See Appendix C — Broker-Dealer Material Variations.
Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1,3]	Market Index	1-Year	Point-to-Point	100%	Protection Level	0.10%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
MSCI EAFEE Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
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Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	3-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	3-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
First Trust American Leadership IndexTM 1, 4	Market Index	3-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
MSCI EAFE Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
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Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Dual Plus	10.0%	Performance Cap		N/A
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap		N/A
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap		N/A
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap		N/A
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap		N/A
S&P 500® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.0%	Performance Cap		N/A
Russell 2000® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.0%	Performance Cap		N/A
1 The Index is a “price return Index,” not a “total return Index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 The ETF provider deducts fees and costs when calculating performance. This will reduce the ETF return and may cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that tracts the ETF does not participate in dividend or capital gains distributions of the ETF, if any.
3 This Indexed Account provides total protection from Index losses at the end of the Indexed Term.
4 The Index deducts fees and costs when calculating Index performance which will reduce the Index return and cause each Index to underperform a direct investment in the securities composing the Index.
Each Indexed Account’s limit on Index losses is guaranteed not to change for as long as that Indexed Account remains available under the Contract. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate
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for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. However, we reserve the right to add and remove Indexed Accounts and to offer Indexed Accounts with different Crediting Methods or Protection Methods. As such, the limits on Index loss offered under the Contract may change from one Indexed Term to the next. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses. See Indexed Accounts in the prospectus for additional details.
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This initial summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.
  SEC File Nos.:
333-287294
EDGAR Contract Identifier:
C000262475

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Level Advantage 2 Income® Advisory index-linked annuity

Supplement dated December XX, 2026 to the
Summary Prospectus for New Investors dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your index-linked annuity contract. You should read this Supplement together with the prospectus (the “Prospectus”), as supplemented. Except as described in this Supplement, all other terms and provisions of the Prospectus remain unchanged.

OVERVIEW

Effective immediately, references in the Prospectus, summary prospectus, Statement of Additional Information, and related material to Lincoln Level Advantage 2 IncomeSM are changed to Lincoln Level Advantage 2 Income®. This change relates solely to the trademark designation of the product name.

The following Indexed Accounts will be available for Contracts purchased on and after December 14, 2026, subject to state availability:

●
Capital Group Dividend Value ETF, 3-Year, 10% Protection Level, Performance Cap
●
Capital Group Dividend Value ETF, 6-Year, 15% Protection Level, Performance Cap

The following Indexed Accounts will not be available for Contracts purchased on and after December 14, 2026. If you are currently invested in one of these accounts, you may remain invested until the end of your current Indexed Term.

●
S&P 500® Price Return Index, 6-Year, 10% Dual Plus, Performance Cap
●
S&P 500® Price Return Index, 6-Year, Annual Lock, 10% Protection Level, Performance Cap
●
Russell 2000® Price Return Index, 6-Year, Annual Lock, 10% Protection Level, Performance Cap

The i4LIFE® Advantage rider is an optional Annuity Payout rider that will be available for purchase for new Contractowners on and after December 14, 2026, subject to state availability. The rider provides:

●
Periodic Income Payments for life subject to certain conditions of the rider;
●
The ability to make withdrawals or fully surrender the Contract during the Access Period;
●
A Death Benefit during the Access Period; and
●
Periodic Income Payments that may increase or decrease based on contract performance
i4LIFE® Advantage may only be elected at the time the Contract is issued. It provides Periodic Income Payments for life, subject to certain conditions and payments are made during two time periods: an Access Period and a Lifetime Income Period. i4LIFE® Advantage is available for Contracts with a Contract Value of at least $50,000. Secure Lock+® is not available while this rider is in effect.
 DESCRIPTION OF CHANGES
The following discussion describes changes that are incorporated into the specified sections of the summary prospectus.
SPECIAL TERMS
The following terms are added to the Special Terms section:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Periodic Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the Contract, and have a Death Benefit.

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Account Value—Under i4LIFE® Advantage, the Account Value on a Valuation Date equals the total value in the Indexed Segments, and holding account, if any.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Periodic Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Periodic Income Payments—The amounts paid under i4LIFE® Advantage.
Rider Year—Under i4LIFE® Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Secondary Life—Under i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Existing Special Terms within this section, as noted below, are deleted and replaced with the following:
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select (other than i4LIFE® Advantage) or upon beginning irrevocable withdrawals through an Automatic Withdrawal Service (state variations apply).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or the i4LIFE® Advantage effective date, if applicable). Payments will be index-linked under i4LIFE® Advantage during the Access Period and during the Lifetime Income Period, payments may be index-linked or fixed.

OVERVIEW OF THE CONTRACT – Primary Features and Options of the Contract
The following paragraph has been added to this section.
i4LIFE® Advantage. The Contract offers the i4LIFE® Advantage rider for an additional fee which provides Periodic Income Payments for life. The availability of the rider is subject to state availability.
The Additional Service overview within this section is deleted and replaced with the following:
Additional Service. The Automatic Withdrawal Service (AWS) allows you to automatically take periodic withdrawals from your Contract and is available under the Contract for no additional charge. AWS is not available when i4LIFE® Advantage is in effect.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT YOUR CONTRACT
The “Are There Ongoing Fees and Expenses?” section is revised to reflect the optional benefit minimum annual fee update:
	Annual Fee	Minimum	Maximum	Location in the Prospectus
Are There Ongoing Fees and Expenses?	Optional benefits available for an additional charge	0.40%[1]	2.75%[1]	● Fee Tables ● Charges and Adjustments ● Rate Sheet (prospectus supplement)
1Annual fee as a percentage of Account Value on each Contract Anniversary.

2

The “Are There any Restrictions on Contract Benefits?” row is revised to add the following restrictions for i4LIFE® Advantage:

	RESTRICTIONS	Location in the Prospectus
Are There any Restrictions on Contract Benefits?
Yes:
●
i4LIFE® Advantage:
o
A minimum level of Contract Value is required to elect.
o
Must be elected at the time of Contract issue.
o
Only 1-Year Indexed Accounts are available in the Lifetime Income Period.
● The Contracts ● Benefits Available Under the Contract ● Appendix C – Broker-Dealer Material Variations ● i4LIFE® Advantage

BENEFITS AVAILABLE UNDER THE CONTRACT
The Automatic Withdrawal Service entry in the Benefits Available Under The Contract – Standard Benefits  section is amended by adding the following bullet point:

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None	● Not available when i4LIFE® Advantage is in effect.

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The following entry for i4LIFE® Advantage is added to the Benefits Available Under The Contract – Optional Benefits – Available for Election table.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
i4LIFE® Advantage
Provides:
●
Variable Periodic Income Payments for life and/or fixed level payments during the Lifetime Income Period.
●
The ability to make additional withdrawals and surrender the Contract during the Access Period.
0.40% in addition to your base contract expense, if any.
●
Available only at contract issue.
●
Withdrawals could significantly reduce or terminate the benefit.
●
Restrictions apply to the length of the Access Period.
●
Secure Lock+® is not available while this rider is in effect.

ADDITIONAL INFORMATION ABOUT FEES – Fee Tables.

The following is added to the Annual Contract Expenses table under Optional Benefit Expenses:

i4LIFE® Advantage:[5]
Guaranteed Maximum Annual Charge…………………………………	0.40%

5 The i4LIFE® Advantage charge will be deducted from your Account Value on each rider anniversary. See Charges and Adjustments – i4LIFE® Advantage Charge for more information. During the Lifetime Income Period, the Charge will reduce the Periodic Income Payment for each Indexed Segment.
APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following updates will be made to the list of available Indexed Accounts. Please refer to Appendix A of the Prospectus for complete information about each Indexed Account.
Indexed Account Additions:

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Minimum Declared Crediting Method Rate	Guaranteed Minimum Reset Rate Under Secure Lock+®

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Capital Group Dividend Value ETFThis Indexed Account will be available for all Contracts purchased on and after December 14, 2026, subject to state availability. *	Exchange Traded Fund	3-Year	Point-to-Point	10% Protection Level	5.0% Performance Cap	0.10% Performance Cap
Capital Group Dividend Value ETFThis Indexed Account will be available for all Contracts purchased on and after December 14, 2026, subject to state availability. *	Exchange Traded Fund	6-Year	Point-to-Point	15% Protection Level	10.0% Performance Cap	0.10% Performance Cap
*The ETF’s investment advisor deducts applicable fees and expenses when calculating performance. As a result, the ETF’s performance will be lower than the performance of a direct investment in the underlying securities held by the ETF. The Indexed Account linked to the ETF does not participate in any dividend or capital gains distributions made by the ETF.

Indexed Account Closures:

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Minimum Declared Crediting Method Rate	Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index This Indexed Account will no longer be available for new allocations on and after December 14, 2026.	Market Index	6-Year	Point-to-Point	10% Dual Plus	10.0% Performance Cap	N/A
S&P 500® Price Return Index This Indexed Account will no longer be available for new allocations on and after December 14, 2026.	Market Index	6-Year	Annual Lock	10% Protection Level	1.0% Performance Cap	N/A
Russell 2000® Price Return Index This Indexed Account will no longer be available for new allocations on and after December 14, 2026.	Market Index	6-Year	Annual Lock	10% Protection Level	1.0% Performance Cap	N/A

You can obtain additional information by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing CustServSupportTeam@lfg.com.
Please retain this Supplement for future reference

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Lincoln Level Advantage 2 IncomeSM Advisory
Individual Index-Linked Annuity Contracts
Summary Prospectus for New Investors
May 1, 2026
This summary prospectus summarizes key features of the Lincoln Level Advantage 2 IncomeSM Advisory Individual Index-Linked Annuity Contracts issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
Before you invest, you should also review the prospectus for the Lincoln Level Advantage 2 IncomeSM Advisory Individual Index-Linked Annuity Contracts which contains more information about the Contract’s features, benefits, and risks. You can find this prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain this information at no cost by calling 1-877-737-6872 or by sending an email request to CustServSupportTeam@lfg.com.
This Contract is a complex investment and involves risks, including potential loss of principal.
The availability of Indexed Accounts, Contract benefits, or other Contract features described in this summary prospectus may vary depending on the broker-dealer through which the Contract is sold. See Appendix C – Financial Intermediary Variations in the prospectus for additional information.
YOU MAY CANCEL YOUR CONTRACT WITHIN THE FREE LOOK PERIOD WITHOUT PAYING FEES OR PENALTIES.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties although any Contract Adjustments will be applied. In some states, if you are replacing an existing Contract, this free look or cancellation period may be longer. Upon cancellation, and depending on state requirements you will receive: 1) the greater of a full refund of the amount you paid with your application or your total Contract Value; or 2) a full refund of the amount you paid with your application, less any withdrawals. You should review the prospectus, or consult with your financial professional for additional information about the specific cancellation terms that apply.
You may invest in one or more of the available Indexed Accounts. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. The amount of gain credited for each Indexed Segment at the end of an Indexed Term may be limited by the Performance Cap, Participation Rate, Performance Trigger Rate or Dual Performance Trigger Rate we declare. We guarantee a minimum declared crediting rate for each Indexed Account.
The amount of loss from negative Index performance for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level or the Dual Rate for that Segment. Your Contract Value may not be impacted by any loss up to the applicable Protection Level or Dual Rate that you choose if you do not make withdrawals during the Indexed Term. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or a 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or a 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection Level. This potential of loss exists for each Indexed Term, and over the life of the Contract which could be much greater. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, in which case you could lose the entire amount of your investment.
This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in negative Contract Adjustments, taxes and tax penalties. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value.
Our obligations under the Contract, including amounts to be paid to you from the Indexed Accounts, are subject to our financial strength and claims paying ability.
The Securities and Exchange Commission has not approved or disapproved the Contract or determined if this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including registered index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
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2

Special Terms
In this initial summary prospectus, the following terms have the indicated meanings:
Advisory Fee Withdrawal—Withdrawals from your Contract Value to pay the advisory fees associated with your Fee-Based Financial Plan.
Annual Locks—An Indexed Account with Annual Locks is a multi-year account in which the performance is calculated on each Indexed Anniversary Date, but the performance is not credited to or deducted from the Indexed Segment until the End Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when payment of retirement income benefits begins under the Annuity Payout option you select.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under the Lincoln ProtectedPay® Select rider and Estate LockSM Death Benefit, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Contract—The index-linked annuity contract you have entered into with Lincoln Life.
Contract Adjustment—A positive or negative adjustment to the Contract based on the Interim Value of an Indexed Segment.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, reallocations, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—The sum of the current values of the Indexed Accounts (i.e. Interim Values if between the Start Date and the End Date of an Indexed Term) and the holding account.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Participation Rate, Performance Trigger Rate, Dual Performance Trigger Rate, and Dual Plus.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
Deferral Bonus—Under the Lincoln ProtectedPay® Select rider, the amount added to the Protected Annual Income rate for each complete Benefit Year during the Growth Phase that you are eligible for the bonus.
Dual Performance Trigger Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
Dual Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment of a Dual Plus Indexed Account at the end of the Indexed Term.
Dual Plus—A Crediting Method that uses, in part, a Performance Cap and Dual Rate to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
End Date—The last day of the Indexed Term.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, in excess of specified limits under the Living Benefit Rider or enhanced Death Benefit rider, may eliminate the guarantees under the rider.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. Deductions made for advisory fees may impact your Contract Value, and may reduce the benefits under your Contract.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Growth Phase—Under the Lincoln ProtectedPay® Select rider, the period between the rider effective date and the beginning of the Income Phase.
Income Phase—Under the Lincoln ProtectedPay® Select rider, the period during which Protected Annual Income withdrawals are taken.
Index—The market index or exchange traded fund (ETF) of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particular day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An investment option that provides a return based, in part, on the performance of an Index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
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Indexed Crediting Base or Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of the Purchase Payment or reallocation of Contract Value.
Indexed Term or Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interim Value—Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, reallocation, annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term. The Interim Value is also used when Secure Lock+® is chosen.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider (rider)—Also known as the Lincoln ProtectedPay® Select rider that provides a minimum income guarantee while you are alive. Excess Withdrawals may have adverse effects on the benefit of a Living Benefit Rider.
Monthly Anniversary—The same calendar day as the Contract Date for each succeeding month following the Contract Date.
Participation Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment at the end of an Indexed Term for any positive Index performance.
Performance Rate—A rate of return for an Indexed Segment based on the performance of an Index over a specified period of time, adjusted for the applicable Protection Method and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate— The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the Index performance is zero or positive.
Protected Annual Income—The guaranteed periodic withdrawal amount available from the Contract each Benefit Year during the Income Phase under the Lincoln ProtectedPay® Select rider.
Protection Level—The portion of loss that the Company will absorb from any negative Index performance. If the Index performance is negative by more than the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner. The Protection Level is not available on Dual Plus accounts.
Protection Method—The method used in protecting from negative Index performance at the end of an Indexed Term, including Protection Levels and Dual Rates.
Purchase Payment—The initial investment made by a single premium payment to purchase this Contract.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current fee rates for enhanced Death Benefits and Living Benefit Riders, along with the Protected Annual Income rates and Deferral Bonus rates for Living Benefit Riders.
Reset Rate—The new Performance Cap, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate if you choose to lock the Interim Value of an Indexed Segment before the end of the Indexed Term under Secure Lock+®.
Secure Lock+®—A feature that allows the Interim Value to be locked in on any given Valuation Date, other than an Indexed Anniversary, for an Indexed Segment. Under the Lincoln ProtectedPay® Select rider this feature is only available during the Growth Phase.
Segment Ending Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Start Date—The Valuation Date on which the Indexed Segment begins.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Overview of the Contract
Purpose of the Contract
The Lincoln Level Advantage 2 IncomeSM Advisory Index-Linked Annuity contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life, subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. The Contract offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select, a Living Benefit Rider that provides guaranteed income payments based on a percentage of a Contract Value, and a Death Benefit payable to your designated Beneficiaries upon the death of a Contractowner or Annuitant.
This Contract is issued as part of a Fee-Based Financial Plan which is described in the “Buying the Contract” section below.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals. See Surrenders and Withdrawals.
Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Commencement Date; and (2) a payout (income) phase, after the Annuity Commencement Date.
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your Purchase Payment and earnings in the Indexed Accounts available under the Contract, each of which has its own Index, Indexed Term, Crediting Method, and Protection Method. The available Indexed Accounts are listed in Appendix A – Investment Options Available Under The Contract.
Different Crediting Methods and Protection Methods are available for your Indexed Accounts. We will credit positive, negative, or zero interest at the end of an Indexed Term to amounts allocated to an Indexed Account based, in part, on the performance of the Index. Interest is credited for any gain or deducted for any loss only on the End Date of an Indexed Segment. You could lose a significant portion of your investment if the Index declines in value.
The Protection Method you select determines the type of protection you will have for each Indexed Segment. For Indexed Accounts with Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you do not make any withdrawals until the End Date of the Indexed Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, the Indexed Segment will be impacted for the remaining portion of the loss. For example, if the Index return is -15% and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%.
For Indexed Accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Dual Rates of 10% or 15%.
We will always make at least one Indexed Account available under this Contract, but we do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The Crediting Method you select determines the Performance Rate for an Indexed Segment. Any applicable Crediting Method may limit the positive Index return used in calculating interest on the End Date of an Indexed Segment. Each Indexed Account will have either:
i)
a specified Performance Cap, which is the highest Performance Rate that we will credit. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
ii)
a Participation Rate, which is a specified percentage of positive Index performance. For example, if the Index return is 20%, and the Participation Rate is 90%, we will credit 18% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 18%;
iii)
a Performance Trigger Rate that provides a specified rate of return if the Index performance is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
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iv)
a Dual Performance Trigger Rate, which will either provide a specific rate of return if the Index performance is positive, zero or negative within the Protection Level or be added to the Index performance and the Protection Level if the Index performance is negative and beyond the Protection Level. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; if the Index return is 2% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date on the Indexed Segment, meaning your Segment Ending Value will increase by 8%; or
v)
a Dual Rate, which will either provide a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative. An Index Account with a Dual Rate will also have a Performance Cap, which is the highest Performance Rate that we will credit if the Index performance exceeds the Dual Rate. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%; if the Index return is 4% and the Performance Cap is 50% and the Dual Rate is 15%, we will credit 15% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 15%.
In addition, the Reset Rate may limit a positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. We will reset the Indexed Segment Performance Cap rate, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for the remainder of the Indexed Term following the lock, and these Reset Rates may be lower than the original rates. For example, if the Performance Cap is 4% and you choose to lock in the Interim Value, then on the next Monthly Anniversary date, we could reset the Performance Cap for the remaining Indexed Term to 2%. If the Index return at the end of the Indexed Term is 12%, we will credit 2% in interest on the End Date of the Indexed Segment.
We guarantee a minimum declared crediting rate for each Indexed Account. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called Annuity Payouts), at which time the accumulation phase of the Contract ends. These payments may continue for a set period of years, for as long as you live, or for the longer of the two.
If you annuitize, your investments will be converted to income payments and you will no longer be able to choose to make withdrawals from your Contract. All benefits during the accumulation phase (including guaranteed minimum Death Benefits and Living Benefit Riders) terminate upon annuitization.
The Lincoln ProtectedPay® Select rider offered under the Contract provides, however, a minimum income guarantee, and allows you to make withdrawals and be eligible for a Death Benefit. Withdrawals that exceed the Protected Annual Income amount are Excess Withdrawals that will reduce and could eliminate the income payments and other guaranteed Death Benefits.
Primary Features and Options of the Contract
Accessing your money. During the accumulation phase, you can surrender the Contract or withdraw part of the Contract Value. If you surrender or take an early withdrawal, including the deduction of advisory fees, you may have to pay taxes and a tax penalty if you are younger than 59½. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term. Additionally, if you surrender the Contract or withdraw from an Indexed Segment prior to its End Date, you will be subject to a Contract Adjustment based on the Interim Value.
Secure Lock+®. On any Valuation Date, excluding an Indexed Anniversary, between a Term’s Start Date and Term’s End Date, you may request to lock the Interim Value (“Secure Lock+®”) of an Indexed Segment.
You could lose a significant amount of money due to the Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. The Interim Value calculated at the end of the Valuation Date will be locked in and once selected, a Secure Lock+® is irrevocable. If you request a lock-in of the Indexed Segment when the Interim Value is below your Indexed Crediting Base, Protection Methods do not apply and you assume all loss. Secure Lock+® is not available with all Crediting Methods and Protection Methods, during the Income Phase of the Lincoln ProtectedPay® Select rider, or upon the selection of an Annuity Payout option. Withdrawals prior to the Segment End Date may have a significant impact on your Contract Value. See the Contract Adjustments discussion below.
Tax treatment. Earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you take a withdrawal or surrender; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.
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Lincoln ProtectedPay® Select rider. The Contract includes the Lincoln ProtectedPay® Select rider, an income rider that provides guaranteed withdrawals based on a percentage of Contract Value. The availability of the rider is subject to state availability.
There is no guarantee that the Lincoln ProtectedPay® Select rider will be available in the future, as we reserve the right to discontinue it at any time. Excess Withdrawals under this rider may result in a reduction or premature termination of the benefits of the rider.
Death Benefit. Your Contract includes a Death Benefit that will be paid upon the death of either the Contractowner(s) or the Annuitant.
Optional Death Benefits that pay different amounts and have different fees may be available. There is no guarantee that any optional Death Benefit will be available in the future, as we reserve the right to discontinue them at any time. The availability of an optional Death Benefit is subject to state availability.
Additional Service. The Automatic Withdrawal Service allows you to automatically take periodic withdrawals from your Contract, and is available under the Contract for no additional charge.
Fees Associated with Fee-Based Financial Plans. You may provide authorization to have your advisory fees paid to your financial professional’s investment firm from your Contract Value. Advisory Fee Withdrawals may not be treated as a distribution for federal tax purposes under certain conditions. Advisory Fee Withdrawals may not be available in all states and certain firms may not allow withdrawals to pay advisory fees from your Contract Value. These payments will be treated as withdrawals from your Contract Value and may result in a significant reduction in your Death Benefit and Living Benefit Rider. An Advisory Fee Withdrawal from the Contract will always reduce the Contract Value and Contract Value portion of the elected Death Benefit on a dollar-for-dollar basis. Over time, withdrawals taken for the payment of advisory fees could significantly reduce your Contract Value. Please discuss deducting advisory fees from your Contract Value with your financial professional prior to making any election.
Additionally, if you elect to pay a third-party advisory fee out of your Contract Value, this deduction may result in a negative Contract Adjustment, reduce your Death Benefit and Living Benefit Rider guarantees, and may be subject to federal and state income taxes and a 10% federal penalty tax. See Federal Tax Matters – Payment of Investment Advisory Fees.
Contract Adjustments
If you make any withdrawals, including the deduction of advisory fees, Protected Annual Income withdrawals, surrender, or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be subject to a Contract Adjustment based on Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. The Interim Value will generally be negatively affected by increases in the expected volatility of Index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value generally would be lower the earlier a withdrawal or surrender is made in a Term.
7

Important Information You Should Consider About the Lincoln Level Advantage 2 IncomeSM Advisory Index-Linked Annuity Contract
	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
If you remove Contract Value prior to the End Date of an Indexed Term, we will apply a
Contract Adjustment based on Interim Value, which could be negative, and you could lose up to 100% of your investment due to the Contract Adjustment. For example, if you allocate $100,000 to an Indexed Account and later withdraw the entire amount before the Indexed Term has ended, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also make a deduction to pay a third-party advisory fee, or have to pay taxes, and tax penalties. Contract Adjustments are applied to withdrawals, surrenders, reallocations, annuitizations and Death Benefit payments prior to the End Date of an Indexed Term and when Secure Lock+® is exercised.
●Fee Tables ●Charges and Adjustments ●Charges and Adjustments – Contract Adjustments
Are There Transaction Charges?	No: The Contract does not impose any transaction charges.			●Fee Tables ●Charges and Adjustments
Are There Ongoing Fees and Expenses?
Yes:
There is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by the Company through the use of a
Performance Cap, Participation Rate, Performance Trigger Rate, Dual Performance
Trigger Rate, or Reset Rate. This means that your returns may be lower than the
Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. These implicit ongoing fees are not reflected in the tables below.
The tables below describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees and expenses you will pay each year based on the options you have elected. These charges do not reflect any advisory fees paid to a financial intermediary from Contract Value or other assets of the
Contractowner. If such charges were reflected, the ongoing fees and expenses would be higher.
●Fee Tables ●Charges and Adjustments ●Rate Sheet (prospectus supplement)
	Annual Fee	Minimum	Maximum
	Base Contract	N/A	N/A
	Investment options (fund fees and expenses)	N/A	N/A
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	1.00%[1]	2.75%[1]
1 As a percentage of Contract Value on each Contract Anniversary Date.

Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add negative Contract Adjustments that substantially increase costs.

8

	FEES, EXPENSES, AND ADJUSTMENTS		Location in Prospectus
	Lowest Annual Cost: $1,360	Highest Annual Cost: $3,510
	Assumes:	Assumes:
	●Investment of $100,000 ●5% annual appreciation ●Least expensive combination of optional benefits ●No sales charges or advisory fees ●No additional Purchase Payments, transfers, or withdrawals	●Investment of $100,000 ●5% annual appreciation ●Most expensive combination of optional benefits ●No sales charges or advisory fees ●No additional Purchase Payments, transfers, or withdrawals
	RISKS		Location in Prospectus
Is There a Risk of Loss From Poor Performance?
Yes:
●You can lose money by investing in the Contract. Your investment in the Indexed
Accounts is subject to all losses in excess of the Protection Method you choose including any loss experienced from a negative Index performance. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or 10% Dual Rate, up to 85% of your investment in an
Indexed Account with a 15% Protection Level or 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection Level. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.
●An Interim Value is calculated if an early withdrawal is taken prior to the end of an
Indexed Term. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the
Indexed Term.
●Principal Risks of Investing in the Contract
Is This a Short- Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●Indexed interest will only be credited to an Indexed Account at the end of an Indexed
Term. No interest will be credited to funds withdrawn, reallocated, or surrendered before the end of an Indexed Term.
●Withdrawals or reallocations taken prior to the end of an Indexed Term may result in a negative Contract Adjustment based on the Interim Value and loss of positive Index performance. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the
Indexed Term.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●At the end of an Indexed Term, you may reallocate the Indexed Segment Ending
Value to any available Indexed Account as long as the reallocation request is received on or before the Indexed Anniversary Date. If we do not hear from you by the end of the Indexed Term, we will reallocate your Segment Ending Value into a new Indexed
Segment with the same Crediting Method, Indexed Term, Index and Protection
Method if available. A new rate will apply based on the Indexed Segment you select, subject to the guaranteed minimum rates. If the same type of Indexed Segment is not available, your Segment Ending Value will be moved to the 1-Year S&P 500® Price
Return Index with Performance Cap and 100% Protection Level and will not be eligible for reallocation into another Indexed Account until the next Indexed
Anniversary Date.
●Principal Risks of Investing in the Contract ●Surrenders and Withdrawals ●Fee Tables ●Charges and Adjustments
9

	RISKS	Location in Prospectus
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the Indexed Accounts you choose. Performance can vary depending on the performance of the Indexes linked to the Indexed Accounts.
●Each Indexed Account has its own unique risks and you should review the available
Indexed Accounts before making an investment decision.
●The Crediting Method you select may limit positive (upside) Index returns. This may result in you earning less than the Index return. For example:
●If the Indexed Account has a Performance Cap, and the Index return is 12% and the Performance Cap is 10%, we will credit 10% in interest at the end of the
Indexed Term.
●If the Indexed Account has a Participation Rate, and the Index return is 12%, and the Participation Rate is 90%, we will credit 10.8% in interest at the end of the
Indexed Term.
●If the Indexed Account has a Performance Trigger Rate, and the Index return is
12% and the Performance Trigger Rate is 10%, we will credit 10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Performance Trigger Rate, and the Index return is 12% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Rate and Performance Cap, and the Index return is 60% and the Performance Cap is 50%, we will credit 50% in interest at the end of the Indexed Term.
●A Reset Rate may limit positive Index return if you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®. For example, if the Index return is
12%, and the Reset Rate is a 2% Performance Cap, we will credit 2% in interest at the end of the Indexed Term.
●While an Indexed Account with Dual Performance Rate or Dual Rate may provide for a positive Performance Rate even in the event of negative Index performance, there is no guarantee of investment gain. Negative Index performance may result in significant loss.
●The Protection Level will limit negative (downside) Index returns. For example, if the
Index return is -25% and the Protection Level is 10%, we will deduct 15% (the amount that exceeds the Protection Level) at the end of the Indexed Term.
●The Dual Rate will limit negative (downside) Index returns. For example, if the Index return is -25% and the Dual Rate is 15%, we will deduct 10% at the end of the
Indexed Term.
●Each Index is a “price return Index”, not a “total return Index”, and does not, therefore, reflect dividends paid on the underlying securities. This will cause the
Index to underperform a direct investment in the securities composing the Index.
●The providers of ETFs that serve as Indexes for certain Indexed Accounts deduct fees and costs when calculating performance.
●These factors may result in you earning less than the Index return.
●Principal Risks of Investing in the Contract ●Appendix A – Investment Options Available Under The Contract
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-877-737-6872 or visiting
www.LincolnFinancial.com.
●Each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index.
●Principal Risks of Investing in the Contract
10

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●You cannot reallocate from an Indexed Account to another Indexed Account except on an Indexed Anniversary. If you reallocate from an Indexed Account on an Indexed
Anniversary Date that is not the End Date of the Indexed Term, any such reallocation will be based on the Interim Value of the Indexed Account (or the value locked-in through previous exercise of Secure Lock+®).
●All Indexed Segments must begin on the Indexed Anniversary Date. All future
Indexed Terms must begin on the same Indexed Anniversary Date. This means that after the initial Indexed Segment is created you can only make reallocations of
Contract Value to the Indexed Accounts one time a year. If you have more than one
3-Year or 6-Year Term Indexed Segment in effect at any time, Indexed Terms of the same Indexed Term length must have the same Start Date.
●We determine and provide the available Indexed Accounts and applicable rates for the
Crediting Methods of each Indexed Segment at least 5 business days in advance of the Indexed Anniversary Date. We may not offer new Indexed Segments for the
Indexed Accounts or we may change the features of an Indexed Account from one
Indexed Term to the next, including the Index and the current limits on Index gains and losses (subject to any minimum guarantees). Therefore, an Indexed Account may not be available for you to reallocate your Contract Value on an Indexed
Anniversary Date.
●We have the right to substitute an alternative Index prior to the End Date of an
Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed Segment, we will not change the Crediting
Method or Protection Method for the Indexed Term. We will attempt to choose a new
Index that has a similar investment objective and risk profile to the existing Index.
●The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold.
●Indexed Accounts ●Appendix A – Investment Options Available Under The Contract ●Appendix C – Broker-Dealer Material Variations
Are There any Restrictions on Contract Benefits?
Yes:
●Benefits availability may vary by state of issue or selling broker-dealer. All variations, if material, will be disclosed in the prospectus.
●Excess Withdrawals may reduce the value of a benefit by an amount greater than the value withdrawn or result in termination of the benefit.
●We may modify or stop offering an optional benefit that is currently available to new
Contractowners at any time.
●If you elect to pay third-party advisory fees out of your Contract Value, this deduction may reduce the Death Benefit and Living Benefit Rider guarantees, and may be subject to federal and state income taxes and a 10% federal penalty tax.
●The Contracts ●Benefits Available Under the Contract – Advisory Fee Withdrawals ●Appendix C – Broker-Dealer Material Variations
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
11

	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your financial professional may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns with the professional’s firm. (Your investment professional may be your broker-
dealer, investment adviser, insurance agent, or someone else.)
●This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you currently own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit is available in the prospectus.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Account Value Death Benefit	Provides a Death Benefit equal to the Contract Value.	None
●Available only if the Contractowner/
Annuitant is age 76 or over at the time
the Contract is issued.
●Poor investment performance could
significantly reduce the benefit.
●Withdrawals (including the deduction of
advisory fees) could significantly reduce
the benefit.

Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None
●Withdrawals from Indexed Accounts will
be processed at a Segment’s Interim
Value as of the Valuation Date the
withdrawal is made unless the
withdrawal is processed on the End Date
of the Indexed Term.
●The deduction of advisory fees will
impact your Contract Value and may
impact your Death Benefit and Living
Benefit Rider guarantees.
●Withdrawals under AWS may be Excess
Withdrawals.
●We reserve the right to discontinue this
administrative service at any time.

Advisory Fee Withdrawals	Allows you to take withdrawals from your Contract to pay the advisory fees.	None
●May not be available in all states.
●You may take Advisory Fee Withdrawals
up to 1.25% annually without negatively
impacting your rider guarantees.
●An Advisory Fee Withdrawal from the
Contract will always reduce the Contract
Value and Contract Value portion of the
elected Death Benefit on a dollar-for-
dollar basis.

12

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee of Principal Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) the Purchase Payment, adjusted for withdrawals.	●1.00% Age at Issue 76 and over (as a percentage of Contract Value on each Contract Date Anniversary)
●Withdrawals could significantly reduce
the benefit.
●If the Contract Value is reduced to zero,
the benefit terminates.
●Included in the Contract for no additional
charge at the time the Contract is issued
for ages 45 - 75.

Estate LockSM Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) the Purchase Payment, as adjusted for Excess Withdrawals.	●1.60% (as a percentage of the Purchase Payment as adjusted for Excess Withdrawals)
●May only be elected at issue, and only in
conjunction with the Lincoln
ProtectedPay® Select rider.
●Available only if the Contractowner/
Annuitant is 45 to 75 years of age at the
time the Contract is issued.
●Joint life option is not available.
●Excess Withdrawals could significantly
reduce or terminate the benefit.
●If the Contract Value is reduced to zero
the benefit terminates.

Lincoln ProtectedPay® Select
Provides:
●Protected income payments based on
Contract Value when you choose to start
the Income Phase;
●Deferral Bonuses that increase the
Protected Annual Income rate each
complete Benefit Year during the Growth
Phase.
●2.75% (as a percentage of Contract Value on each Contract Date anniversary)
●Included in your Contract for an
additional charge at the time the Contract
is issued.
●Excess Withdrawals could significantly
reduce or terminate the benefit.
●Subject to a $600,000 maximum
protected income amounts across all
Living Benefit Riders.

Rate Sheets
The current Deferral Bonus Protected Annual Income rates available under Lincoln ProtectedPay® Select and Lincoln ProtectedPay® Select and Estate LockSM are declared in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and the date by which your application must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate indicated in a Rate Sheet, your application must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, online at www.lfg.com/VAprospectus or by calling us at 1-877-737-6872.
Buying the Contract
This Contract is issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan generally refers to a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. This fee is in addition to contract fees and expenses. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. You may be able to pay this fee by taking Advisory Fee Withdrawals from your Contract Value. If you elect to pay third-party advisory fees out of your Contract Value, each deduction will be treated as a withdrawal. In addition, each deduction will be treated as an early withdrawal and may be subject to a negative Contract Adjustment and may be subject to federal and state income taxes and a 10% federal penalty tax. See Federal Tax Matters – Payment of Investment Advisory Fees.
If you wish to purchase a Contract, you must apply for it through a financial professional authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract (and a statement confirming your investments) is then sent to you either directly or through your financial professional. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
13

Purchase Payments – Investing in the Contract
The minimum Purchase Payment is $25,000. We do not accept additional Purchase Payments after the Contract has been issued to you. Accordingly, you will be unable to increase your Contract Value, Living Benefit, or Death Benefit by making subsequent Purchase Payments. If the Purchase Payment submitted does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. Any funds received after 45 days from the date you signed your application (or submitted an electronic application) will be returned to you.
If we choose to extend that time period, the 45-day rate hold period will expire and the crediting rates currently in effect would apply. Any funds received after your Contract has been issued will be returned to you. You can find the crediting rates currently in effect at www.lfg.com/llarates or by calling us at 1-877-737-6872.
You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration:
●
the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same Contractowner, joint owner, or Annuitant: and/or
●
the total Purchase Payments for all contracts issued by the Company (or its affiliates) with a Living Benefit Rider for the same Contractowner, joint owner, and/or Annuitant.
At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Making Withdrawals: Accessing the Money in Your Contract
Before the Annuity Commencement Date – During the Accumulation (Savings) Phase
You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract (including the amount of the death benefit). You may withdraw all or a portion of the Contract Value (minus applicable charges and other adjustments, discussed below). However, withdrawing the entire cash value of your Contract will terminate your Contract.
Before the Annuity Commencement Date, you can completely surrender the Contract or withdraw part of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may also be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals must be made in accordance with the rules discussed in the prospectus. The amount available upon surrender or withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender or withdrawal is received in Good Order at the Home Office.
If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office at market close, we will process the request using the Interim Value computed on the next Valuation Date.
The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
from the holding account (if any);
2.
from an Indexed Segment with a 100% Protection Level (if any);
3.
proportionately from Indexed Segments with a one-year term (if any);
4.
proportionately from Indexed Segments with a term greater than one year.
Withdrawals are taken from the Contractowner’s own money and may have a significant negative impact on the value of the optional living benefits and on certain Death Benefits offered under your Contract.There are tax consequences for surrenders and withdrawals.
14

There are limitations associated with taking money out of the Contract, including the following:
Limitations on withdrawal amounts	●The minimum withdrawal amount is $300.
Surrender charges and taxes	●There may be surrender charges and tax implications when you take out money.
Negative impact on benefits and guarantees of your Contract	●A withdrawal may reduce the value of or even terminate certain benefits.
Internal Revenue Code or Retirement Plan	●Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

After the Annuity Commencement Date – During the Annuity (Income) Phase
After the Annuity Commencement Date, you will receive payments under the annuity payment option you select, but generally you may not take any other withdrawals or surrender your Contract. Surrender or withdrawal rights after the Annuity Commencement Date, if any, depend on the Annuity Payout option selected.
Additional Information About Fees
Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Indexed Account or from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected. These charges do not reflect any advisory fees paid to a financial intermediary from Contract Value. If such charges were reflected, the ongoing fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Indexed Account. State premium taxes may also be deducted.
  TRANSACTION EXPENSES

There are no sales charges, deferred sales charges, or surrender charges associated with this Contract.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Indexed Account or from the Contract before the expiration of an Indexed Term.
  ADJUSTMENTS

Contract Adjustment (Interim Value) Maximum Potential Loss (as a percentage of Contract Value at the start of an Indexed Term)	100%
1
If you make any withdrawals (including advisory fees), surrender or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method or Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The maximum loss would occur if there is a total distribution for an Indexed Segment at a time when the Index Value has declined to zero or close to zero.
15

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
  ANNUAL CONTRACT EXPENSES

Base Contract Expenses	N/A

Optional Benefit Expenses
Guarantee of Principal Death Benefit (as a percentage of Contract Value on each Contract Date Anniversary)
Current Annual Charge[1]
Age at Issue 76 and over	1.00%
Estate LockSM Death Benefit:[2,3]
Guaranteed Maximum Annual Charge	1.60%
Lincoln ProtectedPay® Select:[2,4]
Guaranteed Maximum Annual Charge (single/joint life)	2.75%
1
This rider is included in the Contract for no additional charge for issue ages 45 – 75.
2
The current charge for new elections of this rider is disclosed in a Rate Sheet.
3
As an annualized percentage of the Purchase Payment, as adjusted for withdrawals (excluding allowable Advisory Fee Withdrawals), at the time of the charge. This charge is deducted from the Contract Value on an annual basis, with the first deduction occurring on the Valuation Date on or next following the rider effective date each Contract Year anniversary. The current death benefit charge will be less than or equal to the stated maximum annual charge rate and will be disclosed in a Rate Sheet prospectus supplement. See the Charges and Adjustments section for a discussion of how the charge is calculated.
4
This rider is included in your Contract for an additional charge at the time the Contract is issued. The charge is based on an annualized percentage of the Contract Value, prior to any withdrawals and after the Segment Ending Value is determined. This charge is deducted from the Contract Value on an annual basis. The current rider annual charge rate will be less than or equal to the stated maximum annual charge rate and will be disclosed in a Rate Sheet prospectus supplement. See the Charges and Adjustments section for a discussion of how the charge is calculated.
In addition to the fees described above, we limit the amount you can earn on Indexed Accounts. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
16

Appendix A — Investment Options Available Under The Contract
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to the current limits on Index gains. Information about current limits on Index gains is available at www.lfg.com/llarates.
Note: If amounts are removed from an Indexed Account before the end of its Indexed Term, we will apply a Contract Adjustment based on Interim Value. This may result in significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Indexed Segment until the end of the Indexed Term. See Indexed Accounts – Interim Value in the prospectus for additional details.
The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold. See Appendix C — Broker-Dealer Material Variations.
Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1,3]	Market Index	1-Year	Point-to-Point	100%	Protection Level	0.10%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
MSCI EAFEE Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.0%	Performance Cap	0.10%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	3-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	3-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
First Trust American Leadership IndexTM 1, 4	Market Index	3-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
MSCI EAFE Index[1]	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.0%	Participation Rate	0.10%	Participation Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate		Guaranteed Minimum Reset Rate Under Secure Lock+®
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	15%	Protection Level	1.0%	Performance Trigger Rate	0.10%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Strength Net Fee IndexSM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
First Trust American Leadership IndexTM 1, 4	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Group Global Growth Equity ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
Capital Group Growth ETF[2]	Exchange Traded Fund	1-Year	Point-to-Point	10%	Protection Level	1.0%	Dual Performance Trigger Rate	0.10%	Dual Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10%	Dual Plus	10.0%	Performance Cap		N/A
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap		N/A
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap		N/A
Capital Strength Net Fee IndexSM 1, 4	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap		N/A
First Trust American Leadership IndexTM 1, 4	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.0%	Performance Cap		N/A
S&P 500® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.0%	Performance Cap		N/A
Russell 2000® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.0%	Performance Cap		N/A
1 The Index is a “price return Index,” not a “total return Index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 The ETF provider deducts fees and costs when calculating performance. This will reduce the ETF return and may cause the ETF to underperform a direct investment in the securities composing the ETF. The Indexed Account that tracts the ETF does not participate in dividend or capital gains distributions of the ETF, if any.
3 This Indexed Account provides total protection from Index losses at the end of the Indexed Term.
4 The Index deducts fees and costs when calculating Index performance which will reduce the Index return and cause each Index to underperform a direct investment in the securities composing the Index.
Each Indexed Account’s limit on Index losses is guaranteed not to change for as long as that Indexed Account remains available under the Contract. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap or Dual Plus Indexed Account with a Performance Cap below 10.00%. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. If you choose to lock the Interim Value of an Indexed Segment under Secure Lock+®, we will reset the Performance Cap, the Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate

for that Indexed Segment, and that Reset Rate may be lower than these stated minimums. We will not offer a Reset Rate under Secure Lock+® less than 0.10%. However, we reserve the right to add and remove Indexed Accounts and to offer Indexed Accounts with different Crediting Methods or Protection Methods. As such, the limits on Index loss offered under the Contract may change from one Indexed Term to the next. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses. See Indexed Accounts in the prospectus for additional details.

This initial summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.
  SEC File Nos.:
333-287294
EDGAR Contract Identifier:
C000262476